CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Cagle's, Inc. for the year ended April 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, J. Douglas Cagle, Chief Executive Officer of Cagle's, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d)

of the Securities and Exchange Act of 1934, and

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2004

By: /s/ J. Douglas Cagle

J. Douglas Cagle

Chief Executive Officer

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CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Cagle's, Inc. for the year ended April 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Mark M. Ham IV, Chief Financial Officer of Cagle's, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d)

of the Securities and Exchange Act of 1934, and

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2004

By: /s/ Mark M. Ham IV

Mark M. Ham IV

Chief Financial Officer

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